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                                                                    Exhibit 10.6


                          SECURITIES PURCHASE AGREEMENT


THIS SECURITIES PURCHASE AGREEMENT (the "Securities Purchase Agreement"), is made as of May 19, 2000, by and between Eagletech Communications, Inc., a corporation organized under the laws of the State of Nevada, with headquarters located at 305 South Andrews Avenue, Fort Lauderdale, FL 33301 (the "Company") and the Buyers listed on Schedule 1 and the execution page hereof (the "Buyers").

                                    RECITALS

         A. The Company and the Buyers are executing and delivering this Securities Purchase Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

         B. The Buyers desire to purchase from the Company, and the Company desires to sell to the Buyers, for the amounts and upon the terms and conditions stated in this Securities Purchase Agreement, certain shares of the Company's Class A Convertible Preferred Stock (the "Preferred Stock") as described below, and certain warrants of the Company as described below.

         (i) At a Closing or a series of Closings (a "Closing"), the Company will sell to the Buyers up to $8,000,000 in aggregate face value of shares of the Company's Preferred Stock, which are convertible in accordance with their terms into shares of the Company's common stock, $.001 par value per share (the "Shares" of "Common Stock"), at a conversion price per Share as specified in the Preferred Stock. The rights, preferences and privileges of the Preferred Stock shall be defined in the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation"), which shall be substantially in the form attached as Exhibit A.

         (ii) At each Closing, as additional consideration for Buyers' purchase of the Preferred Stock, the Company will issue to the Buyers Common Stock purchase warrants (each a "Warrant" and collectively the "Warrants") exercisable for the number of Shares determined under the terms of next sentence at an exercise price per Share equal to the Purchase Price (defined below) per share of Preferred Stock (subject to adjustment) (the "Warrant Exercise Price"), which Warrants must be exercised within three (3) years after the date of issuance. At the first closing, the Buyers shall receive one and two/tenths (1.2) Warrant shares for each share of Preferred Stock purchased, based on the Purchase Price; at any Closing that occurs at any time after May 11th but before or on June 8th, the Buyers shall receive one and one/tenth (1.1) Warrant shares for each share of Preferred Stock purchased, based on the Purchase Price; at any Closing that occurs from June 9 through July 7, 2000, the Buyers shall receive one (1) Warrant share for each share of Preferred Stock purchased, based on the Purchase Price. The Warrants shall be substantially in the form attached as Exhibit B.


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         (iii)    At each Closing, the Company and the Buyers will enter into a registration rights agreement (the "Registration Rights Agreement") substantially in the form attached as Exhibit C, which gives the Buyers certain rights to require registration of the Common Stock underlying the Preferred Stock and the Warrants.

         The Common Stock into which the Preferred Stock is convertible are also be referred to in this Agreement as the "Conversion Shares." The Common Stock issued upon exercise of the Warrants shall be referred to as the "Warrant Shares." The Company will issue certain shares of Common Stock to the Buyers in payment of dividends on the Preferred Stock (the "Dividend Shares"). The Preferred Stock, the Conversion Shares, the Warrants, the Warrant Shares and the Dividend Shares (if any) are collectively referred to herein as the "Securities."

         NOW, THEREFORE, in consideration of their respective promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, and intending to be legally bound, the Company and the Buyers hereby agree as follows:

         1.       PURCHASE AND SALE OF SECURITIES.

         a. Purchase. The Buyers hereby agree to purchase from the Company, and the Company agrees to sell to the Buyers, an aggregate of 321,389 shares of Preferred Stock and Warrants to purchase 385,667 Shares of Common Stock at the Closing. The purchase price for the Preferred Stock and Warrants is $6.70 per share of Preferred Stock (the "Purchase Price"). The Purchase Price is the lesser of : 80% of the average closing price for the three trading days prior to the initial closing or any subsequent closing, but no less than $6.00 or more than $8.00 per share of Preferred Stock. The $6.00 floor price is waivable by the Company. If the Purchase Price for any subsequent Closing as determined by the foregoing formula is less than the Purchase Price determined at any earlier Closing, Buyers who purchased at such earlier Closings will be issued additional Shares of Preferred Stock and additional Warrants so that the Securities owned will be equal to the Securities that such Buyer's investment would have purchased under the lower Purchase Price.

         b. The Closing. The date of the Closing shall be May 16, 2000 (the "Closing Date"). The Buyers shall deliver the full Purchase Price to the Company for the purchase of the Securities on the Closing Date. The Company shall deliver the Preferred Stock and the Warrants, each duly authorized, issued and executed on behalf of the Company by its duly authorized officers, to the Buyers on the Closing Date.

         c. Form of Payment. The Buyers shall pay the Purchase Price for the Securities by wire transfer of immediately available funds in United States Dollars, to be deposited into the Company's account, against delivery of all of the duly executed Preferred Stock and Warrants being purchased by the Buyers.

         2.       BUYERS' REPRESENTATIONS AND WARRANTIES.

         Each Buyer separately understands, agrees with, and represents and warrants to the Company with respect to its purchase hereunder, that:




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         a. Investment Purposes; Compliance with 1933 Act. The Buyer is purchasing the Securities for its own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the 1933 Act. The Buyer is not purchasing the Securities for covering short sale positions in the Common Stock established on or before the Closing Date. The Buyer agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Securities Purchase Agreement, the Preferred Stock and the Warrants, as applicable, and (ii) pursuant to registration under the 1933 Act or to an exemption from registration under the 1933 Act and any other applicable securities laws. The Buyer does not by its representations contained in this
Section 2(a) agree to hold the Securities for any minimum or other specific term and reserve the right to dispose of the Securities at any time pursuant to a registration statement or in accordance with an exemption from registration under the 1933 Act, in all cases in accordance with applicable state and federal securities laws. The Buyer understands that it shall be a condition to the issuance of the Conversion Shares and the Dividend Shares (if any) that the Conversion Shares and the Dividend Shares (if any) be and are subject to the representations set forth in this Section 2(a).

         b. Accredited Investor Status. The Buyer is an "accredited investors" as that term is defined in Rule 501(a) of Regulation D. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment made through this Securities Purchase Agreement. The Buyer is aware that it may be required to bear the economic risk of the investment in the Securities for an indefinite period of time, and is able to bear such risk for an indefinite period.

         c. Reliance on Exemptions. The Buyer understands the Company is offering and selling the Securities to Buyer in reliance on specific exemptions from the registration requirements of the applicable federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, acknowledgments, understandings, agreements and covenants of the Buyer set forth in this Agreement in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

         d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Buyer. In particular, the Buyer has received and reviewed a copy of the Company's Form 10-SB Registration Statement filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including the section entitled "Risk Factors". The Buyer and its advisors, if any, have been afforded the opportunity to ask all such questions of the Company as they have deemed advisable in their discretion. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Securities.

         e. No Government Review. The Buyer understands that no federal or state agency or any other government or governmental agency has passed on or made any recommendation or



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endorsed the Securities or the fairness or suitability of an investment in the
Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         f. Transfer or Resale. The Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless either (a) the Securities are subsequently registered pursuant to the Registration Rights Agreement or (b) the Buyer shall have delivered to the Company an opinion by counsel satisfactory to the Company, in form, scope and substance satisfactory to the Company, to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of Securities made in reliance on Rule 144 (as hereafter defined) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of Securities under circumstances in which the seller (or the person though whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Securities Purchase Agreement or the Registration Rights Agreement).

         g. Legend. The Buyer understands that the Preferred Stock, the Warrants, and until such time as the Conversion Shares, the Warrant Shares and the Dividend Shares (if any) (collectively, the "Registerable Securities"), have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Buyer pursuant to Rule 144 (as amended, or any applicable rule which operates to replace said Rule) promulgated under the 1933 Act ("Rule 144"), the certificates representing the Securities will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

         The Company shall remove the Legend and the Company will issue certificates without the Legend to the holder of any Securities upon which the Legend is stamped, in accordance with the 1933 Act and Rule 144.

         h. Authorization; Enforcement. This Securities Purchase Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by the Buyer and each is and both are collectively valid and binding agreements of the Buyer enforceable



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in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.


         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Buyers that:

         a. Organization and Qualification. The Company and its subsidiaries (if any) are corporations duly organized and existing in good standing under the laws of the respective jurisdictions in which they are incorporated, except as would not have a Material Adverse Effect (as defined below), and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries (if any) is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole. Price quotations for the Common Stock are posted by market makers on the OTC Bulletin Board. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for listing price quotations, the Company has maintained all requirements for the continuation of price quotation listing, and the Company does not reasonably anticipate that the Common Stock will be delisted from the OTC Bulletin Board for the foreseeable future. Seller shall use its best efforts to continue to have price quotations for the Common Stock eligible for listing on the OTC Bulletin Board or a national securities market or exchange.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Securities Purchase Agreement and the Registration Rights Agreement, to issue and sell the Securities in accordance with the terms of this Agreement, and to perform its obligations under this Agreement, the Certificate of Incorporation, the Warrants and the Preferred Stock, (ii) the execution, delivery and performance of this Securities Purchase Agreement, the Preferred Stock, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Securities Purchase Agreement, the Registration Rights Agreement, and, on the date of the Closing, the Preferred Stock and Warrants sold at the Closing, have been duly and validly authorized, executed and delivered by the Company, and
(iv) this Securities Purchase Agreement, the Preferred Stock (when issued), the Warrants (when issued), and the Registration Rights Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Company has examined this Securities Purchase Agreement and is satisfied in its sole discretion that this Securities Purchase




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Agreement and the accompanying Exhibits and Schedules, if any, comply with
Regulation D and are effective to accomplish the purposes set forth herein.

         c. Capitalization. As of April 1, 2000, the authorized capital stock of the Company consists of (i) 100,000,000 Shares of Common Stock of which 9,950,240 shares were issued and outstanding. All of such outstanding Shares have been validly issued and are fully paid and nonassessable. No Shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except as disclosed in Schedule 3(c) (attached if applicable), as of the effective date of this Securities Purchase Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, and
(iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except as provided herein and in the Registration Rights Agreement). The Company has furnished to the Buyers, and the Buyers acknowledge receipt of same by their signatures hereafter, true and correct copies of the Company's Certificate of Incorporation and the Company's Bylaws, as in effect on the date hereof (the "Bylaws").

         d. Issuance of Securities. The Securities are all duly authorized and reserved for issuance, and in all cases upon issuance shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and will not be subject to preemptive rights or other similar rights of shareholders of the Company.

         e. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances which would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the 1933 Act and specifically in accordance with the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the 1933 Act, assuming the accuracy of the representations and warranties contained herein of the Buyers.

         f. No Conflicts. The execution, delivery and performance of this Securities Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Except as set forth in Schedule 3(g) (attached if applicable), neither the Company nor any of its subsidiaries is in violation of its Certificate



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of Incorporation or other organizational documents, and neither the Company nor any of its/subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as the Buyers owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly or in the aggregate would have a Material Adverse Effect. Except as specifically contemplated by this Securities Purchase Agreement and as required under the 1933 Act and any applicable state securities laws (any of which exceptions are set forth in Schedule 3(g)), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Securities Purchase Agreement, the Preferred Stock, the Certificate of Incorporation, the Warrants or the Registration Rights Agreement in accordance with the terms hereof and thereof, or to perform its obligations with respect to the Preferred Stock exactly as described in the Preferred Stock (once issued), and with respect to the Warrants exactly as described in the Warrants (once issued).

         g. Financial Statements. The Company has made available to the Buyers as requested by the Buyers (or the Buyers have otherwise obtained) true and complete copies of the Company's audited financial statements through December 31, 1999. As of their respective dates, the financial statements of the Company complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers (including the information referred to in Section 2(d) of this Securities Purchase Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Except as set forth in the financial statements of the Company, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause
(i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company. Except as disclosed in Schedule 3(g), the said financial statements contain a complete and accurate list of all material undischarged written and oral contracts, agreements, leases or other instruments to which the Company or any



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subsidiary is a party or by which the Company or any subsidiary is subject (each a "Contract"). None of the Company, its subsidiaries or, to the best of the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a default by the Company or its subsidiaries thereunder which would have a Material Adverse Effect.

         h. Absence of Certain Changes. Except as disclosed in Schedule 3(h) (attached if applicable), since at least December 31, 1999, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings. At least until Buyers no longer hold any of the Securities, the Company shall maintain its corporate existence in good standing and shall pay all taxes when due except for taxes it reasonably disputes.

         i. Absence of Litigation. Except as set forth in Schedule 3(i) (attached if applicable), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Securities Purchase Agreement or any of the documents contemplated herein.

         j. Environmental Matters. To its best knowledge, the Company does not own, lease, or otherwise control any property affected by toxic waste, radon gas or other hazardous conditions or constructed in part with the use of asbestos which requires removal or encapsulation. It is not aware of, nor has it received written notice from any governmental or regulatory body of, any past, present or future conditions, activities, practices or incidents which may interfere with or prevent compliance or continued compliance with hazardous substance or other environmental laws or any regulation, order, decree, judgment or injunction, issued, entered, promulgated or approved thereunder or which may give rise to any common law or legal liability or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical or industrial, toxic or hazardous substance or waste. There is no civil, criminal or administrative claim, action, suit, proceeding, hearing or investigation pending or, to its knowledge, threatened against it relating in any way to such hazardous substance laws or any regulation, order, decree, judgment or injunction issued, entered, promulgated or approved thereunder.

         k. Employee Benefits. Except as disclosed in Schedule 3(k) (attached if applicable):

                  (i) The Company does not maintain any funded deferred compensation plans (including profit sharing, pension, retirement savings or stock bonus plans), unfunded deferred




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compensation arrangements or employee benefit plans as defined in Section 3(3)
of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), ("Employee Plans"). It has not incurred or reasonably expects to incur any liability to the Pension Benefit Guaranty Corporation. It does not (x) provide health, medical, death or survivor benefits to any former employee or beneficiary thereof or (y) maintain any form of current (exclusive of base salary and base wages) or deferred compensation, bonus, stock option, stock appreciation right, benefit, severance pay, retirement, employee stock ownership, incentive, group or individual health insurance, welfare or similar plan or arrangement for the benefit of any single or class of directors, officers or employees, whether active or retired (collectively, "Benefit Arrangements").

                  (ii) To its best knowledge, with respect to all Employee Plans and Benefit Arrangements, it is in substantial compliance with the requirements prescribed by any and all statutes, governmental or court orders or rules or regulations currently in effect, including but not limited to ERISA and the Code, applicable to such Employee Plans or Benefit Arrangements. To its best knowledge, no condition exists that could constitute grounds for the termination of any Employee Plan under Section 4042 of ERISA; no "prohibited transaction", as defined in Section 406 of ERISA and Section 4975 of the Code, has occurred with respect to any Employee Plan, or any other employee benefit plan maintained by it, could subject any person to liability under Title I of ERISA or to the imposition of any tax under Section 4975 of the Code; to its best knowledge, no Employee Plan subject to Part III of Subtitle B of Title I of ERISA or Section 412 of the Code, or both, has incurred any "accumulated funding deficiency," as defined in Section 412 of the Code, whether or not waived; it has not failed to make any contribution or pay any amount due and owing as required by the terms of any Employee Plan or Benefit Arrangement. To its best knowledge, it has not incurred or expects to incur, directly or indirectly, any liability under Title IV of ERISA arising in connection with the termination of, or a complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA which could constitute a liability of Eagletech.

         l. Property and Assets. It has good and marketable title to all of its real and personal property, if any, reflected in the financial statements at December 31, 1999 or acquired subsequent thereto, free and clear of all Encumbrances, except for (a) such items shown in such financial statements or in the notes thereto, (b) liens for current real estate taxes not yet delinquent,
(c) customary easements, restrictions of record and title exceptions that are not material to the value or use of such property, (d) property sold or transferred in the ordinary course of business since the date of such financial statements, or (e) as otherwise noted in Schedule 3(l) (attached if applicable). It enjoys peaceful and undisturbed possession under all material leases for the use of real property under which they are the lessee; all of such leases are valid and binding and in full force and effect, and it is not in default in any material respect under any such lease. No default will arise under any material real property, material personal property lease or material intellectual property license by reason of the consummation of the Transaction without the lessor's or licensor's consent except as set forth in Schedule 3(l) (attached if applicable). There has been no material physical loss, damage, or destruction, whether or not covered by insurance, affecting any of its real properties or material personal property since December 31, 1999. All fixed assets material to its business and currently used by it are, in all material respects, in good operating condition and repair.

         m. Tax Matters.

                  (i) It has duly and properly filed all federal, state, local and other tax returns and




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reports required to be filed by it and has made timely payments of all taxes due and payable, whether disputed or not; all such tax returns are true and complete in all material respects; the current status of audits of such returns or reports by the Internal Revenue Service and other applicable tax authorities is as set forth in Schedule 3(m) (attached if applicable); and, except as set forth in Schedule 3(m) (attached if applicable), it has no agreement for the extension of time for the assessment or payment of any taxes payable. Except as set forth in Schedule 3(m) (attached if applicable), neither the Internal Revenue Service nor any other taxing authority is now asserting or, to its best knowledge, threatening to assert any deficiency or claim for additional taxes (or interest thereon or penalties in connection therewith), nor is it aware of any basis for any such assertion or claim. It has complied in all material respects with applicable Internal Revenue Service backup withholding requirements. It has complied with all applicable state law tax collection and reporting requirements.

                  (ii) It has made adequate provision for any unpaid federal, state, local or foreign taxes due or to become due from it for all periods through and including December 31, 1999 and is reflected in its including December 31, 1999 financial statements referred to above and has been or will be made with respect to periods ending after including December 31, 1999.

                  (iii) As of each Closing date, the Company will not be a party to, will not be bound by, and will have no obligation under, any tax sharing agreement or contract.

                  (iv) (a). The Company is not currently the beneficiary of any extension of time within which to file any tax return; (b) to the Company's knowledge, no claim has ever been made by an authority in a jurisdiction where the Company does not file tax returns that it is or may be subject to taxation by that jurisdiction; and (c) the Company will not incur tax liability as a result of the transactions contemplated by this Agreement.

                  (v) The Company has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

                  (vi) The company has not waived any statute of limitations in respect of taxes or agreed to any extension of time with respect to a tax assessment or deficiency.

                  (vii) The Company has no liability for the taxes of any person other than the Company (a) under Tres. Reg Section 1.1502-6 (or any similar provision of state, local or foreign law), (b) as a transferee or successor, (c) by contract, or (d) otherwise.

         n. Absence of Changes.

                  (i) Since December 31, 1999, there has been no material adverse change affecting it. There is no occurrence, event or development of any nature existing or, to its best knowledge, threatened which may reasonably be expected to have a material adverse effect upon it.

                  (ii) Except as set forth in Schedule 3(n) (attached if applicable), since December 31, 1999, it has owned and operated its assets, properties and businesses in the ordinary course and consistent with past practice.

         o. Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries, nor any officer, director or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for or on behalf of the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         p. Brokers; No General Solicitation. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Securities Purchase Agreement and the transactions contemplated hereby, except that the Company and the Buyers both acknowledge that no broker or finder was involved with respect to the transactions contemplated hereby other than LBC Capital Group, Inc. and Paradigm Group, and other than Trinity Technology Management Incorporated as a representative of the Investors, any fees or expenses of which shall be paid in full at each Closing by the Company as agreed between the Company and such party. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to the Securities being offered hereby.

         q. Acknowledgment of Dilution. The number of Conversion Shares issuable upon conversion of the Preferred Stock may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereunder and recognize they have a potential dilutive effect. The Board of Directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of other shareholders.

         r. Eligibility to File Registration Statement. The Company is currently eligible to file a registration statement with the SEC on either Form S-1 or Form SB-2 under the 1933 Act.

         s. Intellectual Property. Schedule 3(s) lists all patents, patent applications, trade names, trademarks, trademark registrations and applications, domestic or foreign (collectively, "Intellectual Property") owned, possessed, used or held (under license or otherwise) by the Company, in each case free and clear of all liens and encumbrances. The Company has not granted any license, made any assignment, or entered into any agreement with respect to, or otherwise consented in writing to the use by any other person of, any Intellectual Property right listed on Schedule 3(s), nor does the Company pay any royalties of other consideration for the right to use any Intellectual Property of others. There are no inquiries, investigations, claims or litigation challenging or threatening to challenge the Company's right, title and interest in and to its Intellectual Property or its continued use and right to preclude others from using any of such Intellectual Property. There are no inquiries, investigations, claims or litigation alleging, nor any judgments holding, that the Company's activities constitute an infringement of any Intellectual Property right of a third party.

         4.       COVENANTS.

         a. Best Efforts. Each party shall use its best efforts to satisfy each of the conditions to be satisfied by it on a timely basis as provided in Sections 6 and 7 of this Securities Purchase Agreement.

         b. Securities Laws. The Company agrees to timely file a Form D (or equivalent form required by applicable state law) with respect to the Securities if and as required under Regulation D and applicable state securities laws and to provide a copy thereof to the Buyers promptly after such filing. The Company shall, on or before the Closing Date, take such action as is necessary to sell the Securities being sold to the Buyers on each such date under applicable securities laws of the United States, and shall if specifically so requested provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

         c. Reporting Status; Covenant to Remain a "Reporting Issuer". As of the date of this Securities Purchase Agreement, the Company is subject to the reporting requirements (the "Reporting Requirements") of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Thereafter, and for so long as the Buyers beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

         d. Use of Proceeds. The Company will use the proceeds from the sale of the Securities for marketing, equipment purchases and general corporate purposes.

         e. Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of Shares of Common Stock to provide for the issuance of all of the Conversion Shares, the Warrant Shares and the Dividend Shares (if any). Prior to complete conversion of the Preferred Stock and exercise of the Warrants, the Company shall not reduce the number of shares of Common Stock reserved for issuance hereunder without the written consent of the Buyers except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the requirements of this Section, which reverse stock split affects all shares of Common Stock equally.

         f. Listing. At the time the SEC declares the Company's registration statement on Form SB-2 effective, the Company shall promptly secure the listing upon notice of issuance of the Registerable Securities underlying the Preferred Stock and the Warrants then purchased by the Buyers upon each national securities exchange or automated quotation system, if any, upon which Shares of Common Stock are then listed and shall maintain, so long as any other Shares of Common Stock shall be so listed, such listing until all Registerable Securities have been issued. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the rules of the OTC Bulletin Board (or such national securities exchange or market on which the Common Stock may then be listed, as applicable).

         g. Prospectus Delivery Requirement. The Buyers understand that the 1933 Act requires delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the 1933 Act covering any resale by the Buyers of the Common Stock being sold, and the Buyers shall comply with any applicable prospectus delivery requirements of the 1933 Act in connection with any such sale.

         h. Intentional Acts or Omissions. No party shall intentionally perform any act which if performed, or omit to perform any act which if omitted to be performed, would prevent or excuse the performance of this Securities Purchase Agreement or any of the transactions contemplated hereby.

         i. Short Sales. As a material inducement for the Company to enter into this Securities Purchase Agreement, the Buyers represents that it has not as of the date hereof, and covenants on behalf of itself and its affiliates that neither Buyers nor any affiliate of Buyers will at any time in which the Buyers or any affiliate of the Buyers beneficially owns any of the Securities, engage in any short sales of, or hedging or arbitrage transactions with respect to, the Common Stock, or sell "put" options or similar instruments with respect to the Common Stock, except as set forth in the Stockholders' Agreement of even date.

         j. Board Representation and Related Matters. The Company agrees that Trinity will have the right to designate one (1) member to the Company's Board of Directors to represent the Buyers. In addition, Trinity's representative, John Dorocki, shall be appointed to the Company's Advisory Board and shall be appointed as an observer to the Company's Board of Directors. As an observer, he shall be entitled to receive a copy of any information distributed to the Directors.

         k. Inspection of Records. The Company will permit the Buyers or their representative at all reasonable times, and as often as Buyers or their representative may reasonably request, to examine and copy all books and records and other papers relating to the organization or business of the Company.

         l. Budget. The Company agrees to provide Trinity with a copy of its annual budget and updates, at least quarterly, showing actual versus budget amounts for all major budget items.

         m. Expenses. The Company agrees to pay at the Closing to or at the direction of the Buyers the Buyers' actual expenses of this transaction, up to the sum of $25,000.


         5.       LEGEND AND TRANSFER INSTRUCTIONS.

         a. Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyers or their nominees, for the Conversion Shares, the

Warrant Shares and the Dividend Shares (if any) in accordance with the terms of the applicable Preferred Stock and Warrants and in such amounts as specified from time to time by the Buyers to the Company, upon conversion of the Preferred Stock or exercise of the Warrants (as applicable). All such certificates shall bear the restrictive legend specified in Section 2(g) of this Securities Purchase Agreement only to the extent required by applicable law and as specified in this Securities Purchase Agreement and the Exhibits and Addenda hereto. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to
Section 2(f) hereof in the case of the Conversion Shares, the Warrant Shares and the Dividend Shares (if any) prior to the registration of same under the 1933 Act, will be given by the Company to its transfer agent and that the Conversion Shares, the Warrant Shares and the Dividend Shares (if any) shall otherwise be freely transferable on the books and records of the Company as and to the extent permitted by applicable law and provided by this Securities Purchase Agreement, the Warrants and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyers' obligations and agreement to comply with all applicable securities laws upon resale of the Conversion Shares, the Warrant Shares and/or the Dividend Shares (if any). If the Buyers (x) provide the Company with an opinion of counsel satisfactory to Company that registration by the Buyers of the Preferred Stock, the Warrants, the Warrant Shares, the Conversion Shares and/or the Dividend Shares (if any) is not required under the 1933 Act, or (y) transfer Securities to affiliates which are accredited investors (in accordance with the provisions of this Securities Purchase Agreement) or in compliance with Rule 144, then in either instance the Company shall permit the said transfers, and if applicable promptly (and in all events within five (5) trading days after receipt of all documents necessary to process such issuance or transfer) instruct its transfer agent to issue certificates in such names and in such denominations as specified by the Buyers.

         b. Removal of Legends. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (x) the sale of such Security is registered under the 1933 Act, or (y) such holder provides the Company with an opinion by counsel satisfactory to the Company, that is in form, substance and scope satisfactory to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or (z) such holder provides the Company with assurances and documents satisfactory to the Company and its counsel, that such Security can be sold pursuant to Rule 144. Once the Company's transfer agent transmits all supporting documents to the Company's counsel, the Company has three business days to deliver an unlegended certificate to the Buyer. The Buyers agree that their sales of all Securities shall be made only pursuant to an effective registration statement (and to deliver prospectuses in connection with such sales) or in compliance with an exemption from the registration requirements of the 1933 Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the sales of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Security, the Company shall be entitled to require that the Legend be placed upon any such Security which cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (y) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 (or such holder provides the opinion with respect thereto described in clause (y) above).

         c. Conversion of Preferred Stock. The Buyers shall have the right to convert the Preferred Stock sold hereunder by delivering via facsimile executed and completed Notices of Conversion (as defined in the Preferred Stock) to the Company and delivering within two (2) business days thereafter the original Notice of Conversion and the original Preferred Stock being converted by express courier to the Company. If a Buyer is converting less than the Buyer's entire holdings of the Preferred Stock, the Company will promptly issue a replacement certificate for the balance of the Preferred Stock not then being converted. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will transmit the certificates representing the Shares of Common Stock issuable upon conversion of any Preferred Stock (along with a replacement certificate for Preferred Stock representing the shares of Preferred Stock not so converted, if applicable) to the Buyer via express courier, within five (5) business days after the relevant Conversion Date. Time is of the essence with respect to the requirements of the immediately preceding sentence.

         d. Injunctive Relief for Breach. The Company acknowledges that a breach of its obligations under Sections 5(a), 5(b) and 5(c) above will cause irreparable harm to the Buyers by violating the intent and purpose of the transactions contemplated hereby. Accordingly the Company agrees that the remedy at law for a breach of its obligations under such Sections would be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of such Sections, the Buyers shall be entitled, in addition to all other remedies at law or in equity, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to sell Preferred Stock at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         a. The parties shall have executed this Securities Purchase Agreement and the Registration Rights Agreement, and the parties shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise as permitted in this Agreement) to the other party.

         b. The Buyers shall have delivered to the Company the Purchase Price for the Preferred Stock and Warrants purchased at the Closing, by wire transfer of immediately available funds via the wiring instructions provided by the Company.

         c. The representations and warranties of the Buyers shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Securities Purchase Agreement to be performed, satisfied or complied with by the Buyers at or prior to the date of the Closing.

         d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         7.       CONDITIONS TO THE BUYERS' OBLIGATION TO PURCHASE.

         The obligation of the Buyers to purchase Preferred Stock and Warrants is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the sole benefit of the Buyers and may be waived by the Buyers at any time in their sole discretion:

         a. The parties shall have executed this Securities Purchase Agreement and the Registration Rights Agreement and shall have delivered the respective documents or signature pages thereof (via facsimile or otherwise) to the other parties.

         b. The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Securities Purchase Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyers may require a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyers.

         c. As of the Closing Date, the Company will have filed an amendment to the Company's Certificate of Incorporation in the form attached as Exhibit 7(c).

         d. On each Closing Date, the Company's Treasurer or Chief Financial Officer will certify to the Buyers that there have been no material adverse changes in the Company's financial condition as disclosed in the Company's most recent financial statements.

         e. The Buyers must have completed their due diligence investigation of the Company.

         f. The Company shall have received all necessary consents needed to complete the sale of the Securities.

         g. At the Closing, the Company will deliver a "blue sky" memorandum from its counsel regarding the sale of the Securities to Buyers.

         h. At the Closing, the Company shall have issued and have duly executed by the authorized officers of the Company, and delivered to the Buyers, the Preferred Stock and Warrants being sold at the Closing.

         i. The Common Stock shall be authorized for quotation on the OTC Bulletin Board (or a national securities exchange or market) and trading in the Common Stock on such market shall not have been suspended by the SEC or other relevant regulatory agency.

         j. The Company shall not have received, as of the Closing Date, from the National Association of Securities Dealers, any written or oral communication as to its actual or potential ineligibility for continued listing of the Common Stock on the OTC Bulletin Board (or a national securities exchange or market).

         k. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

         l. The Buyers shall have received the opinion of Company counsel, dated as of the Closing Date, substantially in the form attached hereto as Exhibit D.

         8.       INDEMNIFICATION

                  a. The Company agrees to indemnify in respect of, and hold Buyers and Trinity harmless against, any and all damages, claims, deficiencies, losses, and expenses (including, without limitation, legal and investigatory and other fees in attempting to avoid the same or defending against the same) (collectively "Damages") resulting from any misrepresentation, breach of warranty, or non-fulfillment or failure to perform any covenant or agreement on the part of the Company made as a part of or contained in this Agreement or in any certificate executed and delivered pursuant to this Agreement or in the Registration Rights Agreement, the Warrant or any related agreement in connection with the transactions contemplated hereby,

                  b. Buyers agree to indemnify in respect of, and hold the Company harmless against, any and all Damages resulting from any misrepresentation, breach of warranty, or non-fulfillment or failure to perform any covenant or agreement on the part of Buyers made as a part of or contained in this Agreement or in any certificate executed and delivered pursuant to this Agreement or in the Registration Rights Agreement, the Warrant or any related agreement in connection with the transactions contemplated hereby.

                  c. The party claiming indemnification hereunder is hereinafter referred to as the "Indemnified Party" and the party against whom such claims are asserted hereunder is hereinafter referred to as the "Indemnifying Party."

                  d. Limitation of Liability. No party shall be liable to the other parties to this Agreement except to the extent that the aggregate amount of Damages for which they would otherwise (but for this provision) be liable under this Section, net of any insurance payments, exceeds in the aggregate the sum of $5,000.00.

                  e. Other Rights and Remedies Not Affected. The indemnification rights of the parties under this Section are independent of and in addition to such rights and remedies as the parties may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any party, including without limitation the right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished hereby.

         9.       GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law. This Securities Purchase Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Securities Purchase Agreement, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the State of Florida and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Securities Purchase Agreement (including also all Exhibits or Addenda hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Securities Purchase Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and signature pages from such counterparts have been delivered to the other party. In the event any signature page is delivered by facsimile transmission (which the parties agree is an acceptable form of delivery), the party using such means of delivery shall cause three (3) additional originally executed signature pages to be physically delivered to the other party within two (2) business days of the execution and delivery hereof.

         c. Headings; Gender, Etc. The headings of this Securities Purchase Agreement are for convenience of reference and shall not form a part of, or affect the interpretation of this Securities Purchase Agreement. As used herein, the masculine shall refer to the feminine and neuter, the feminine to the masculine and neuter, and the neuter to the masculine and feminine, as the context may require. As used herein, unless the context clearly requires otherwise, the words "herein," "hereunder" and "hereby" shall refer to this entire Securities Purchase Agreement and not only to the Section or paragraph in which such word appears. If any date specified herein falls upon a Saturday, Sunday or public or legal holidays, the date shall be construed to mean the next business day following such Saturday, Sunday or public or legal holiday. For purposes of this Securities Purchase Agreement, a "business day" is any day other than a Saturday, Sunday or public or legal holiday.

         d. Severability. If any provision of this Securities Purchase Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Securities Purchase Agreement in that jurisdiction or the validity or enforceability of any provision of this Securities Purchase Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Securities Purchase Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyers makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Securities Purchase Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         f. Notices. Any notices required or permitted to be given under the terms of this Securities Purchase Agreement shall be sent by U. S. Mail or delivered personally or by courier or via facsimile (if via facsimile, to be followed within three (3) business days by an original of the notice document via U.S. Mail or courier) and shall be effective five (5) days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier or by facsimile, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

         To the Company:   Mr. Robert J. Dobbs, Jr., President
                           Eagletech Communications, Inc.
                           305 South Andrews Avenue
                           Fort Lauderdale, FL 33301
                           TEL.: 954-462-1494

If to the Buyers, at the address on the signature page of this Securities Purchase Agreement. Each party shall provide written notice to the other party of any change in address.

         g. Successors and Assigns. This Securities Purchase Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyers shall assign this Securities Purchase Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent shall not be unreasonably withheld), and in any event any assignee of the Buyers shall be an accredited investor (as defined in Regulation D), in the written opinion of counsel who is reasonably satisfactory to Seller and in form, substance and scope reasonably satisfactory to the Seller. Notwithstanding the foregoing, if applicable, any of the entities constituting the Buyers (if greater than one (1) entity) may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company; provided, however, that any such assignment shall not release such assigning entity from its obligations hereunder unless such obligations are assumed by such affiliate and the Company has prior to such assignment and assumption consented in writing to the same; and no such assignment shall be made unless it is made in accordance with any applicable securities laws of any applicable jurisdiction. Any request for an assignment made hereunder by the Buyers shall be accompanied by a legal opinion in form, substance and scope reasonably satisfactory to the Company, that such assignment is proper under applicable law.

         h. No Third Party Beneficiaries. This Securities Purchase Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival. Unless this Securities Purchase Agreement is terminated under Section 8(1), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the Agreements and covenants set forth in Sections 4, 5 and 8 shall survive the Closing for so long as any of the Buyers shall hold any Preferred Stock, Common Stock or Warrants.

         j. Publicity. The Company and the Buyers shall have the right to review before issuance by the other, any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without prior consultation with or approval of the Buyers, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations. The Company shall use its best efforts to keep the names of the Buyers confidential; provided however, that the Company will file all documents necessary under the Rules and Regulations of the Securities and Exchange Commission.

         k. Further Assurance. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Securities Purchase Agreement and the consummation of the transactions contemplated hereby.

         l. Termination. In the event that the initial Closing shall not have occurred on or before twenty (20) business days after the date hereof, this Securities Purchase Agreement may terminate at the close of business on such date at the election of the parties. Neither party may unilaterally terminate this Securities Purchase Agreement after the Closing for any reason other than a material breach of this Securities Purchase Agreement by the non-terminating party, other than as specified in Section 4(l) above. Such termination shall not be the sole remedy for a breach of this Securities Purchase Agreement by the non-terminating party, and each party shall retain all of its rights hereunder at law or in equity. Notwithstanding anything herein to the contrary, a party whose breach of a covenant or representation and warranty or failure to satisfy a condition prevented the Closing shall not be entitled to terminate this Securities Purchase Agreement.

         m. Remedies. No provision of this Securities Purchase Agreement providing for any specific remedy to a party shall be construed to limit such party to the specific remedy described, and any other remedy that would otherwise be available to such party at law or in equity shall be so available. Nothing in this Securities Purchase Agreement shall limit any rights a party may have with any applicable federal or state securities laws with respect to the transactions contemplated hereby.


         IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                                    EAGLETECH COMMUNICATIONS, INC.

                                    By: _______________________________________
                                          Robert J. Dobbs, Jr., President


                                    ___________________________________________
                                          Buyer

Buyer's Information                 Name: _____________________________________
                                    Address: __________________________________
                                             __________________________________
                                    Telephone: ________________________________
                                    Tax I.D. No.: _____________________________
                                    Subscription Amount: ______________________



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List of Schedules and Exhibits

Exhibit A         Form of Amendment to Certificate of Incorporation
Exhibit B         Form of Warrant to Purchase Common Stock
Exhibit C         Registration Rights Agreement
Exhibit D         Opinion of Counsel for Eagletech Communications, Inc.
Schedule 1        List of Buyers and Amount Invested



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